UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 5, 2006

DYNABAZAAR, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-29423 (COMMISSION FILE NUMBER)	04-3551937 (I.R.S. EMPLOYER IDENTIFICATION NO.)

888 Seventh Avenue New York, New York 10019 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 974-5730
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 5, 2006, William J. Fox delivered to the secretary of Dynabazaar, Inc. (the “Company”) notice of his resignation as a director and President and Chief Executive Officer of the Company, effective as of the close of business on May 15, 2006. Mr. Fox had no disagreements with the Company on any matters related to the Company’s operations, policies or practices. The Board of Directors of the Company thanks Mr. Fox for his dedicated service and valued contributions to the Company.

On May 9, 2006, the Board of Directors of the Company appointed James A. Mitarotonda to serve as the Company’s President and Chief Executive Officer, effective as of May 16, 2006.

Mr. Mitarotonda has served as a director of the Company since September 2003 and was President and Chief Executive Officer from January 2004 to December 17, 2004. Mr. Mitarotonda is Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P. (“Barington”), an investment firm that he co-founded in November 1991. Mr. Mitarotonda is also Chairman of the Board and a former Chief Executive Officer of L Q Corporation, Inc. (OTCBB:LQCI.OB), a publicly traded corporation engaged in the professional security, compliance, advisory and investigatory business, and is a director of A. Schulman, Inc. (NASDAQ:SHLM).

The Company is party to an amended administrative services agreement with Barington dated as of December 17, 2004. Under this agreement, which runs through December 31, 2006, Barington is to be paid a fee of $15,000 per month for performing certain administrative, accounting and other services on behalf of the Company. However, as of March 1, 2006, the Company and Barington agreed to reduce the monthly fee to $7,500. In addition, Barington is to be paid a fee of $175 an hour for any legal services provided by Barington on behalf of the Company at the Company’s request. The Company has also agreed that in the event that Barington identifies for the Company, at its request, a business transaction such as a merger, acquisition or joint venture, and/or provides the Company with financial consulting or merger and acquisition services in connection with such business transaction, the Company will pay Barington a fee to be agreed upon between Barington and the Board of Directors of the Company. In connection with the amended agreement, the Company granted in December 2004 options to certain designees of Barington to purchase, in the aggregate, 320,000 shares of the Company’s common stock at an exercise price of $0.31 per share, the fair market value of the Company’s common stock on the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2006

                                                DYNABAZAAR, INC.

                                                By: /s/ Rory J. Cowan
                                                   Rory J. Cowan
                                                   Chairman